                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Report of The Allied Defense Group, Inc. (formerly Allied Research Corporation) ("Allied") on Form 10-K of the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned, J. H. Binford Peay, III as Chief Executive Officer and Charles A. Hasper as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ Charles A. Hasper                   /s/ J. H. Binford Peay, III
-------------------------               ---------------------------
Charles A. Hasper                       J. H. Binford Peay, III
Chief Financial Officer                 Chief Executive Officer
March 26, 2003                          March 26, 2003